SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2000
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                                 NCT Group, Inc.
                (formerly Noise Cancellation Technologies, Inc.)
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               (Exact name of Registrant as specified in Charter)


   Delaware                         0-18267                 59-2501025
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(State or other juris-              (Commission             (IRS Employer
diction of incorporation            File Number)            Identification
                                                            Number)

1025 West Nursery Road, Linthicum, Maryland                 21090
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number including area code:          (410) 636-8700


                                      None
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          (Former name or former address, if changes since last report)

Item 5.  Other Events

     On April 26, 2000, NCT Group, Inc. (the "Company" or "NCT") issued a press release announcing several senior management changes. Mr. Jay Haft retired as Chairman of the Board of the Company. He remains a member of the Board of Directors and will continue to advise the Company and its subsidiaries. Mr. Michael Parrella was elected Chairman and retains his current position as Chief Executive Officer of the Company. Ms. Irene Lebovics was elected President and will be responsible for the Company's day-to-day operations as well as supporting the logistics required to grow NCT's subsidiaries and new businesses. The full text of this press release is included herewith as Exhibit 99(a).


Item 7.  Exhibits

Exhibit No.             Description                         Sequential Page
99(a)             Press Release of April 26, 2000                 5

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NCT GROUP, INC.

                                 By:  /s/ CY E. HAMMOND
                                      -----------------
                                      Cy E. Hammond
                                      Senior Vice President,
                                      Chief Financial Officer


Date:  April 26, 2000